EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 file numbers 33-61866, 33-71966, and 333-01200.

                                                        ARTHUR ANDERSEN LLP

Rochester, New York,
 October 10, 1997